UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.         )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ARES STRATEGIC INCOME FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167
April 3, 2024
Dear Shareholder:
You are cordially invited to attend the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Ares Strategic Income Fund (the “Company”) to be held virtually on June 26, 2024 at 10:00 a.m. Eastern Time. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2024. Shareholders of record as of the close of business on March 28, 2024, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm.
Your vote is important regardless of the number of shares you own. We urge you to fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting at the meeting but will assure that your vote is counted if you are unable to attend the meeting.
On behalf of your board of trustees, thank you for your continued interest and support.
Sincerely, R. Kipp deVeer Chairman of the Board of Trustees

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
ON JUNE 26, 2024
To the Shareholders of Ares Strategic Income Fund:
Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Ares Strategic Income Fund, a Delaware statutory trust (the “Company”), will be held on June 26, 2024 at 10:00 a.m. Eastern Time for the following purposes:
1.
To consider and vote upon the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024; and

2.
To consider and take action upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2024. Shareholders of record as of the close of business on March 28, 2024, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
Only the holders of record of the Company’s common shares at the close of business on March 28, 2024 will be entitled to receive notice of and vote at the meeting.
It is important that all shareholders participate in the affairs of the Company, regardless of the number of shares owned. Accordingly, the Company urges you to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible even if you plan to attend the meeting. Instructions are shown on the proxy card.
You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
As always, the Company encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Trustees,
Joshua M. Bloomstein
Secretary
New York, New York
April 3, 2024

Ares Strategic Income Fund
245 Park Avenue, 44th Floor
New York, NY 10167

PROXY STATEMENT
2024 ANNUAL MEETING OF SHAREHOLDERS
The proxy card that accompanies this proxy statement is being solicited by the board of trustees (the “Board”) of Ares Strategic Income Fund, a Delaware statutory trust (the “Company,” “we,” “us” or “our”), for use at the Company’s 2024 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually on June 26, 2024 at 10:00 a.m. Eastern Time, or at any adjournment or postponement thereof. The Company’s Annual Report on Form 10-K, which includes audited financial statements for the year ended December 31, 2023, was previously filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2024. This proxy statement, the Notice of Annual Meeting of Shareholders and the accompanying proxy card, together with a copy of the Company’s Annual Report on Form 10-K, are first being released to the Company’s shareholders on or about April 3, 2024.
The Annual Meeting will be conducted virtually. You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2024. Shareholders of record as of the close of business on March 28, 2024, the record date for the Annual Meeting, will be afforded the same rights and opportunities to vote, ask questions and participate as they would at an in-person annual meeting. In particular, shareholders may submit questions in advance of, or live during, the Annual Meeting by following the instructions and rules of conduct on the Annual Meeting website. During the Annual Meeting, the Company intends to answer questions that are pertinent to the Company and the official business of the Annual Meeting, subject to time constraints.
We encourage you to vote your shares, either by voting at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly authorize your proxy and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by the holders of such shares will be cast FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
Any shareholder “of record” (i.e., shareholders holding shares directly in their name) giving a valid proxy for the Annual Meeting may revoke it before it is exercised by giving a later-dated properly executed proxy, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by voting during the Annual Meeting. However, the mere presence of the shareholder at the Annual Meeting does not revoke the proxy. If your shares are held for your account by a broker, bank or other institution or nominee, you may vote such shares at the Annual Meeting only if you obtain proper written authority from your institution or nominee. If your shares are held for your account by a broker, bank or other institution or nominee, to revoke any voting instructions prior to the time the vote is taken at the Annual Meeting, you must contact such broker, bank or other institution or nominee to determine how to revoke your vote in accordance with its policies a sufficient time in advance of the Annual Meeting.
Unless revoked as stated above, the Company’s common shares of beneficial interest, including Class S shares, Class D shares and Class I shares (“common shares”) represented by valid proxies will be voted on all matters to be acted upon at the Annual Meeting.
The Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters. Shareholders have no dissenters’ or appraisal rights in connection with any of the proposals described herein.
The record date for determination of shareholders entitled to vote at the Annual Meeting is the close of business on March 28, 2024. As of March 28, 2024, there were 86,249,588 common shares outstanding. Each common share has one vote. The presence (including by proxy) of shareholders of the Company holding 50% of the outstanding shares of the Company (without regard to class or series) shall constitute a quorum for the purposes of the Annual Meeting. If there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the chairperson of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, may adjourn the Annual Meeting in order to permit further solicitation of proxies by the Company.
Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.
You may vote “For” or “Against,” or abstain from voting on, Proposal 1 (to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm). The affirmative vote of shares representing at least a majority of all of the votes cast at a meeting at which a quorum is present is required for approval of Proposal 1 (meaning that the number of votes cast “For” the proposal must exceed the number of votes cast “Against” the proposal). For purposes of the vote on Proposal 1, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.
The Company will bear the cost of solicitation of proxies in the form accompanying this statement. Proxies will be solicited by mail or by requesting brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of common shares held of record by such brokers, custodians, nominees and fiduciaries, each of whom the Company will reimburse for its expenses in so doing. In addition to the use of mail, trustees, officers and regular employees of Ares Capital Management LLC, the Company’s investment adviser (“Ares Capital Management” or the “investment adviser”), or Ares Operations LLC, the Company’s administrator (“Ares Operations” or the “administrator”), without special compensation therefor, may solicit proxies personally or by telephone, electronic mail, facsimile or other electronic means from shareholders. The address of each of Ares Capital Management and Ares Operations is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
The Company has engaged the services of Broadridge Investor Communication Solutions, Inc.(“Broadridge”) for the purpose of assisting in the solicitation of proxies at an anticipated cost of approximately $50,000, plus reimbursement of certain expenses and fees for additional services requested. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s shareholders entitled to vote at the Annual Meeting.
Information about the Trustees, the Executive Officers and Certain Other Officers
The following information as of March 28, 2024 was furnished to the Company by each currently serving trustee, each executive officer and each other listed officer, and sets forth the name, age, principal occupation or employment of each such person, all positions and offices such person has held with the Company, and the period during which he or she has served as a trustee, executive officer or other listed officer of the Company. Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever, Eric B. Siegel, R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith currently serve as trustees of the Company and have not been proposed for election at this time because their current terms expire in 2026. None of the Company’s trustees were proposed for election, nor has any trustee, executive officer or other listed officer of the Company been selected as a trustee, executive officer or other officer of the Company, pursuant to any agreement or understanding with the Company or any other person. As used herein, Ares Management Corporation (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds), including the investment adviser, are collectively referred to as “Ares” or “Ares Management,” unless the context otherwise requires.
The Company divides its trustees into two groups — interested trustees and independent trustees. Interested trustees are “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940 (as amended, the “Investment Company Act”) and independent trustees are not

“interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by the Board.
Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Independent Trustees
Sandra R. Anceleitz, 58	Trustee	Since 2022 (term expires 2026)	Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch.	1(2)
Ann Torre Bates, 66	Trustee	Since 2022 (term expires 2026)	Ann Torre Bates currently dedicates her time to serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	2(2)	United Natural Foods, Inc., 15 investment companies in the Franklin Templeton Group of Mutual Funds, Ares Capital Corporation
Steven B. McKeever, 63	Trustee	Since 2022 (term expires 2026)	Since 1997, Steven B. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	2(2)	Ares Capital Corporation
Eric B. Siegel, 66	Lead Independent Trustee	Since 2022 (term expires 2026)	Since 2005, Eric B. Siegel has served as Senior Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. From 1996 to 2020, Eric B. Siegel was a director of El Paso Electric Company, a New York Stock Exchange (“NYSE”) publicly traded utility company, where he also served as Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee.	2(2)	El Paso Electric Company, Ares Capital Corporation

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Interested Trustees
R. Kipp deVeer, 51(3)	Trustee and Chairman of the Board	Since 2022 (term expires 2026)	Since September 2022, R. Kipp deVeer has served as an interested trustee and Chairman of the Board of the Company. R. Kipp deVeer is an interested director and Chief Executive Officer of Ares Capital Corporation (NASDAQ: ARCC). R. Kipp deVeer is a Director and Partner of Ares and serves on the Ares Executive Management Committee. R. Kipp deVeer is a member of the investment adviser’s ASIF Investment Committee (the “ASIF Investment Committee”), the Ares Credit Group’s U.S. Direct Lending and European Direct Lending Investment Committees and other select Ares Credit Group investment committees.	3(2)	Ares Management Corporation, Ares Capital Corporation
Mitchell Goldstein, 57(4)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026)	Since September 2022, Mitchell Goldstein has served as an interested trustee of the Company and a Co-Chief Executive Officer of the Company. Mitchell Goldstein is a Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He serves on the Ares Executive Management Committee. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee and other select Ares Credit Group investment committees.	2(2)	CION Ares Diversified Credit Fund

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Michael L. Smith, 52(5)	Trustee and Co-Chief Executive Officer	Since 2022 (term expires 2026)	Since September 2022, Michael L. Smith has served as an interested trustee of the Company and a Co-Chief Executive Officer of the Company. Michael L. Smith is an interested director of Ares Capital Corporation (NASDAQ: ARCC). Michael L. Smith is a Partner and Co-Head of the Ares Credit Group, Vice President of CION Ares Diversified Credit Fund and he serves on the Ares Executive Management Committee. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee, and the Infrastructure and Power Group Funds Investment Committee.	2(2)	Ares Capital Corporation
Executive Officers and Certain Other Officers Who Are Not Trustees
Scott C. Lem, 46	Chief Financial Officer and Treasurer	Since 2022 (indefinite term)	Since September 2022, Scott C. Lem has served as Chief Financial Officer and Treasurer of the Company. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation (NASDAQ: ARCC). He also serves as a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem additionally serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Joshua M. Bloomstein, 50	General Counsel and Secretary	Since 2022 (indefinite term)	Since September 2022, Joshua M. Bloomstein has served as General Counsel and Secretary of the Company. Additionally, he is General Counsel, Vice President and Secretary of Ares Capital Corporation (NASDAQ: ARCC), Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.
Paul Cho, 41	Chief Accounting Officer	Since February 2024 (indefinite term)	Since February 2024, Paul Cho has served as Chief Accounting Officer of the Company. Paul Cho is Chief Accounting Officer of Ares Capital Corporation (NASDAQ: ARCC). Paul Cho joined Ares in 2008 and currently serves as a Managing Director and Chief Accounting Officer in the Finance and Accounting Department of Ares Management.
Angela Lee, 37	Vice President and Assistant Treasurer	Since February 2024 (indefinite term)	Since February 2024, Angela Lee has served as Vice President and Assistant Treasurer of the Company. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation (NASDAQ: ARCC). Angela Lee joined Ares in 2010 and currently serves as a Managing Director in the Ares Finance and Accounting Department.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
Lisa Morgan, 48	Chief Compliance Officer	Since 2022 (indefinite term)	Since September 2022, Lisa Morgan has served as Chief Compliance Officer of the Company. Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Capital Corporation (NASDAQ: ARCC). Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies.
Jana Markowicz, 43	Chief Operating Officer	Since 2023 (indefinite term)	Since January 2023, Jana Markowicz has served as Chief Operating Officer of the Company and a member of the ASIF Investment Committee. Jana Markowicz is Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Jana Markowicz joined Ares in 2005 as a member of the U.S. Direct Lending investment team. Jana Markowicz currently serves as Partner, Chief Operating Officer and Head of Product Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group.
Jim Miller, 47	President	Since 2023 (indefinite term)	Since January 2023, Jim Miller has served as President of the Company and a member of the ASIF Investment Committee. Jim Miller is a Partner in the Ares Credit Group and serves as Co-Head for Ares’ U.S. Direct Lending strategy and serves on Ares’ U.S. Direct Lending Investment Committee. Jim Miller

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public or Registered Investment Companies Held by Trustee During Past 5 Years
also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for that strategy.
Naseem Sagati Aghili, 42	Vice President	Since 2022 (indefinite term)	Since September 2022, Naseem Sagati Aghili has served as Vice President of the Company. Naseem Sagati Aghili is Partner, General Counsel and Corporate Secretary of Ares and additionally serves on the Ares Executive Management Committee, Enterprise Risk Committee and the Ares Diversity, Equity and Inclusion Council. She also serves as Vice President of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund, Ares Private Markets Fund and Ares Capital Corporation (NASDAQ: ARCC). Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili has served in a variety of roles at Ares since 2009, including most recently Co-General Counsel and General Counsel, Private Equity.

(1)
The business address for Joshua M. Bloomstein, R. Kipp deVeer, Mitchell Goldstein, Jana Markowicz and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The business address for each of the other trustees, executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Includes, in each case, the Company.

(3)
R. Kipp deVeer is an interested trustee because he is an interested director of and the Chief Executive Officer of Ares Capital Corporation, a Partner of Ares Management, an officer of our investment adviser and a member of the Ares Executive Management Committee.

(4)
Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Company, Co-President of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, Vice President and interested trustee of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

(5)
Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Company, an interested director of Ares Capital Corporation, Vice President of CION Ares Diversified Credit Fund, a Partner in and Co-Head of the Ares Credit Group, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.

Biographical Information
As described below under “Corporate Governance — Board’s Roles in Risk Oversight — Nominating and Governance Committee,” the Board has identified certain desired attributes for trustee nominees. Each of the trustees has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s management. Each of the trustees also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the Board and contribute to the success of the Company and can represent the long-term interests of the Company’s shareholders as a whole. The trustees have been selected such that the Board represents a range of backgrounds and experience. Set forth below is biographical information of each trustee, including a discussion of such trustee’s particular experience, qualifications, attributes or skills that lead the Company and the Board to conclude, as of the date of this document, that such individual should serve as a trustee, in light of the Company’s business and structure. In addition, the nominating and governance committee of the Board and the Board considered that certain investors and advisors have policies that may recommend withholding votes from nominees who serve as executives of a public company and sit on additional outside public company boards. We believe these policies are designed to ensure that executives have sufficient time to focus on the company for which they are an executive.
Independent Trustees
Sandra R. Anceleitz, 56, has served as a trustee of the Company since September 2022 and has served on the audit committee and nominating and governance committee since 2022. Sandra R. Anceleitz currently dedicates her time to non-profit work. From 1997 to 2010, Sandra R. Anceleitz served as Managing Director of the Global Loan Sales Group for Bank of America/Merrill Lynch. During her time at Bank of America/Merrill Lynch, Sandra R. Anceleitz also served as Director of the High Yield Bond Sales Group from 1996 to 1997 and Director of the Loan Origination Group from 1994 to 1996. Prior to joining Bank of America/Merrill Lynch, Sandra R. Anceleitz served as Vice President of the Loan Original Group for Chemical Bank. Sandra R. Anceleitz holds a dual B.A. in Business / Economics and Mathematics from Lafayette College and an Executive M.B.A. from the Wharton School of the University of Pennsylvania. The Company believes that Sandra R. Anceleitz’ experience in the financial sector provides the Board with valuable knowledge and insight in the financial services sector.
Ann Torre Bates, 65, has served as a trustee of the Company since September 2022 and has served as the chairperson of the audit committee since 2022. Ann Torre Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ann Torre Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ann Torre Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ann Torre Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. Ann Torre Bates is a director of Ares Capital Corporation (NASDAQ: ARCC) and is the chairperson of its audit committee. She currently serves as a director or trustee of 15 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014, Navient Corporation from 2014 to 2016 and United Natural Foods, Inc. from 2014 to 2023. Ann Torre Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. The Company believes that Ann Torre Bates’ experience serving as a director of other public companies in the financial sector, as well as her past experience as a Chief Financial Officer, provides the Board and, specifically, the audit committee of the Board with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

Steven B. McKeever, 63, has served as a trustee of the Company since September 2022 and has served as the chairperson of the nominating and governance committee since 2022. Steven B. McKeever is the Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Steven B. McKeever founded in 1997. From 1991 to 1995, Steven B. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Steven B. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Steven B. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Steven B. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Steven B. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Steven B. McKeever currently serves as a director of several organizations. Steven B. McKeever is a director of Ares Capital Corporation (NASDAQ: ARCC) and is the chairperson of its nominating and governance committee. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Steven B. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. The Company believes that Steven B. McKeever’s diversity of experiences, in particular his small business and entrepreneurial experience, provides the Board with unique insight and expertise into the management of small and middle-market companies.
Eric B. Siegel, 66, has served as a trustee of the Company since September 2022 and has served as the lead independent trustee of the Board since 2022. Eric B. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Eric B. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club’s Board of Advisors. Eric B. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. and El Paso Electric Company. Eric B. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Eric B. Siegel is a director of Ares Capital Corporation (NASDAQ: ARCC), is the lead independent director of its board of directors, and is a member of its audit committee and its nominating and governance committee. Eric B. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the board of trustees of the Marlborough School. Eric B. Siegel graduated summa cum laude with a B.A. in History from the University of California, Los Angeles, a member of Phi Beta Kappa and received his J.D. from the University of California, Los Angeles School of Law where he was elected to The Order of the Coif. The Company believes that Eric B. Siegel’s experience practicing as a corporate lawyer provides valuable insight to the Board on regulatory and risk management issues and his experience as a partner in investment firms and over 30 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the Board.
Interested Trustees
R. Kipp deVeer, 51, has served as an interested trustee and Chairman of the Board of the Company since September 2022. R. Kipp deVeer joined Ares in May 2004 and currently serves as a Director and Partner of Ares Management Corporation and Head of the Ares Credit Group. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares, and the Ares Diversity, Equity and Inclusion Council. R. Kipp deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. R. Kipp deVeer is a member of the Ares Credit Group’s U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. R. Kipp deVeer is also Chief Executive Officer and a director of Ares Capital Corporation (NASDAQ: ARCC). R. Kipp deVeer previously served as President of Ares Capital Corporation from May 2013 to July 2014. R. Kipp deVeer previously served as a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares from 2014 to 2017. Prior to joining Ares, R. Kipp deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. R. Kipp deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, R. Kipp deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment

Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. R. Kipp deVeer received a B.A. from Yale University and an M.B.A. from Stanford University’s Graduate School of Business. The Company believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. R. Kipp deVeer is an interested trustee because he is an interested director of and the Chief Executive Officer of Ares Capital Corporation, a Partner of Ares Management, an officer of our investment adviser and a member of the Ares Executive Management Committee.
Mitchell Goldstein, 57, has served as an interested trustee and Co-Chief Executive Officer of the Company since September 2022. Mitchell Goldstein also serves as Co-President of Ares Capital Corporation (NASDAQ: ARCC). Mitchell Goldstein is a Partner and Co-Head of the Ares Credit Group. He is also Vice President and interested trustee of CION Ares Diversified Credit Fund. He is a member of the Executive Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mitchell Goldstein is a member of the ASIF Investment Committee, the Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ivy Hill Asset Management Investment Committee and other select Ares Credit Group investment committees. Prior to joining Ares Management in May 2005, Mitchell Goldstein worked at Credit Suisse First Boston (“CSFB”), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mitchell Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on mergers and acquisitions and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mitchell Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mitchell Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mitchell Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC. Mitchell Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University’s Graduate School of Business. The Company believes that Mitchell Goldstein’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Mitchell Goldstein is an interested trustee because he is the Co-Chief Executive Officer of the Company, Co-President of Ares Capital Corporation, a Partner in and Co-Head of the Ares Credit Group, Vice President and interested trustee of CION Ares Diversified Credit Fund, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.
Michael L. Smith, 52, has served as an interested trustee and Co-Chief Executive Officer of the Company since September 2022. Michael L. Smith also serves as a director of Ares Capital Corporation (NASDAQ: ARCC). Michael L. Smith previously served as Co-President of Ares Capital Corporation from July 2014 to October 2022. Michael L. Smith is a Partner and Co-Head of the Ares Credit Group and Vice President of CION Ares Diversified Credit Fund. He serves on the Ares Executive Management Committee. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Michael L. Smith is a member of the ASIF Investment Committee, Ares Credit Group’s U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group’s Special Opportunities Investment Committee and other select Ares Credit Group investment committees. Prior to joining Ares in 2004, Michael L. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm’s middle market financing and principal investment business. Previously, Michael L. Smith worked at Indosuez Capital in their Merchant Banking Group, Kenter, Glastris & Company, and at Salomon Brothers Inc, in their Debt Capital Markets Group and Financial Institutions Group. Michael L. Smith serves on the Board of Directors of the University of Notre Dame’s Wilson Sheehan Lab for Economic Opportunity (LEO), which helps service providers apply scientific evaluation methods to better understand and share effective poverty interventions. Michael L. Smith received a B.S. in Business Administration from the University of Notre Dame and a Masters in Management from Northwestern University’s Kellogg Graduate School of Management. The Company believes that Michael L. Smith’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Michael L. Smith is an interested trustee because he is the Co-Chief Executive Officer of the Company, an interested director of Ares Capital Corporation, a Vice President of CION Ares Diversified Credit Fund, a Partner in and Co-Head of the Ares Credit Group, a member of the Ares Executive Management Committee and serves on the ASIF Investment Committee.
Executive Officers and Certain Other Officers Who Are Not Trustees
Scott C. Lem, 46, has served as Chief Financial Officer and Treasurer of the Company since September 2022. Scott C. Lem is Chief Financial Officer and Treasurer of Ares Capital Corporation (NASDAQ: ARCC). Scott C. Lem previously served as Chief Accounting Officer and Vice President of Ares Capital Corporation from May 2013 to February 2024 and as Assistant Treasurer of Ares Capital Corporation from May 2009 to May 2013. Scott C. Lem is a Partner and Chief Financial Officer of the Public Credit Funds in the Ares Finance and Accounting Department. Scott C. Lem also currently serves as Chief Financial Officer and Treasurer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC) and Chief Financial Officer and Treasurer of CION Ares Diversified Credit Fund. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Scott C. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Scott C. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Scott C. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California’s Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California’s Marshall School of Business. Scott C. Lem has also received an M.B.A. in Finance from UCLA’s Anderson School of Management. Scott C. Lem is a Certified Public Accountant (Inactive).
Joshua M. Bloomstein, 50, has served as General Counsel and Secretary of the Company since September 2022. Joshua M. Bloomstein is the General Counsel, Vice President and Secretary of Ares Capital Corporation (NASDAQ: ARCC). He joined Ares in November 2006 and currently serves as a Partner and General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on credit, corporate governance and legislative and regulatory matters. Joshua M. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund, Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation, and Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC). Joshua M. Bloomstein joined Ares from Latham & Watkins LLP, where he was in its private equity and corporate groups, focusing on mergers and acquisitions transactions and securities law and general corporate and partnership matters. Joshua M. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to The Order of the Coif.
Paul Cho, 41, has served as Chief Accounting Officer of the Company since February 2024. Paul Cho is Chief Accounting Officer of Ares Capital Corporation (NASDAQ: ARCC). Paul Cho is a Managing Director and Chief Accounting Officer in the Finance and Accounting Department of Ares. He also serves as Vice President of CION Ares Diversified Credit Fund and Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Prior to joining Ares in 2008, Paul Cho was at Macias Gini & O’Connell LLP, where he focused on audits of state and local government entities. Paul Cho holds a B.A. from the University of California, Berkeley in Economics.
Angela Lee, 37, has served as Vice President and Assistant Treasurer of the Company since February 2024. Angela Lee is Vice President and Assistant Treasurer of Ares Capital Corporation (NASDAQ: ARCC). Angela Lee is a Managing Director of the Finance and Accounting Department of Ares. She also serves as a Vice President of CION Ares Diversified Credit Fund and a Vice President of Ares Dynamic Credit Allocation Fund (NYSE: ARDC). Prior to joining Ares in 2010, Angela Lee was a Senior Associate at KPMG LLP, where she focused on audits of financial institutions and banks. Angela Lee holds a B.A. from the University of California, Los Angeles in Applied Mathematics with a concentration in Management and Accounting.

Lisa Morgan, 48, has served as Chief Compliance Officer of the Company since September 2022. Lisa Morgan currently serves as Chief Compliance Officer of Ares Capital Corporation (NASDAQ: ARCC). Lisa Morgan is a Partner and Chief Compliance Officer, Registered Products in the Ares Compliance Group. Lisa Morgan also serves as the Chief Compliance Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund. Prior to joining Ares in 2017, Lisa Morgan was a Partner in the Business Practices Group at Eversheds Sutherland, where she focused on the formation, regulation and operation of public and private funds, including business development companies. Lisa Morgan began her legal career at Eversheds Sutherland in 2003. Lisa Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.
Jana Markowicz, 43, has served as Chief Operating Officer of the Company since January 2023 and is a member of the ASIF Investment Committee. Jana Markowicz is a Partner, Chief Operating Officer and Head of Product Management & Investor Relations for U.S. Direct Lending in the Ares Credit Group. She also serves as the Chief Operating Officer of Ares Capital Corporation (NASDAQ: ARCC). Prior to joining Ares in 2005, Jana Markowicz was an Analyst in the Leveraged Finance Group at Citigroup, formerly Salomon Smith Barney, where she focused on financings for companies across a broad range of industries. Jana Markowicz holds a B.S. from the University of Pennsylvania in Engineering, with a concentration in Economic and Financial Systems.
Jim Miller, 47, has served as President of the Company since January 2023 and is a member of the ASIF Investment Committee. Jim Miller serves as a Partner, Portfolio Manager and Co-Head of U.S. Direct Lending in the Ares Credit Group. Additionally, Jim Miller serves as a member of the Ares Credit Group’s U.S. Direct Lending Investment Committee. He also serves on the Ares Sports, Media and Entertainment Investment Committee and acts as a co-lead for the strategy. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Prior to joining Ares in 2006, Jim Miller was a Vice President at Silver Point Capital, where he focused on building its sponsor finance business, which led the firm’s middle market financing and principal investing. Previously, Jim Miller was a Vice President at GE Capital, where he was responsible for a variety of investing and investment banking services to private equity funds including high yield, bank debt, mezzanine debt and rescue financing. Jim Miller holds a B.A. from Fairfield University in Economics and an M.B.A. from Columbia University’s Graduate School of Business.
Naseem Sagati Aghili, 42, has served as Vice President of the Company since September 2022. She joined Ares Management in 2009 and is Partner, General Counsel and Corporate Secretary of Ares. She serves on the Ares Executive Management Committee, Enterprise Risk Committee and Diversity, Equity and Inclusion Council. In her role as General Counsel, she oversees Ares’ Legal & Compliance department including the firm’s Enterprise Risk Management, Internal Audit and Performance functions. She also serves as Vice President of Ares Capital Corporation (NASDAQ: ARCC), Ares Dynamic Credit Allocation Fund, Inc. (NYSE: ARDC), CION Ares Diversified Credit Fund and Ares Private Markets Fund. Prior to being named as General Counsel of Ares in 2020, Naseem Sagati Aghili served in a variety of roles at Ares, including most recently Co-General Counsel and General Counsel, Private Equity. Prior to joining Ares in 2009, Naseem Sagati Aghili was with Proskauer Rose LLP, where she focused on mergers and acquisitions, securities offerings and general corporate matters. Naseem Sagati Aghili holds a B.A. from the University of California Berkeley in Political Economy of Industrial Societies and a J.D. from the University of Southern California Gould School of Law.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The following table sets forth, as of March 28, 2024 (unless otherwise noted), the number of the Company’s common shares beneficially owned by (i) each of its current trustees and named executive officers, (ii) all trustees, executive officers and certain other officers as a group and (iii) each person known to the Company to beneficially own 5% or more of the outstanding common shares of the Company, according to information furnished to the Company by such persons or publicly available filings.
Beneficial ownership is determined in accordance with the rules of the Commission and includes voting or investment power with respect to the securities. With respect to persons known to the Company to beneficially own 5% or more of the outstanding common shares of the Company, such knowledge is based upon Schedule 13D, Schedule 13G or other filings by such persons with the Commission and other information obtained from such persons. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all of the Company’s common shares that he or she beneficially owns.
The address for Joshua M. Bloomstein, R. Kipp deVeer, Mitchell Goldstein, Jana Markowicz and Michael L. Smith is c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for Lisa Morgan is c/o Ares Strategic Income Fund, 4300 Wilson Blvd., Suite 260, Arlington, VA 22203. The address for each of the other trustees, executive officers and certain other officers listed in the table is c/o Ares Strategic Income Fund, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Trustees and Named Executive Officers:
Interested Trustees
R. Kipp deVeer	0	*
Mitchell Goldstein	184,638	*
Michael L. Smith	0	*
Independent Trustees
Sandra R. Anceleitz	0	*
Ann Torre Bates	18,499	*
Steven B. McKeever	0	*
Eric B. Siegel	0	*
Named Executive Officers Who Are Not Trustees
Scott C. Lem	0	*
Jim Miller	0	*
All Trustees, Executive Officers and Certain Other Officers as a Group (16 persons)(2)	203,137	*
5% Holders
Partners Capital Investment Group, LLP(3)	22,273,083	25.8%

*
Represents less than 1%.

(1)
Based on 86,249,588 common shares outstanding as of March 28, 2024.

(2)
Includes shares owned by officers of the Company that are not “Named Executive Officers,” as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act of 1933 (“Regulation S-K”).

(3)
Based on a Schedule 13G/A filed with the SEC on February 6, 2024, Partners Capital Investment Group, LLP (“PCIG”) has the sole power to vote and dispose of 22,273,082.91 common shares. The principal business address of PCIG is 600 Atlantic Avenue 30th Floor, Boston, MA 02210.

DOLLAR RANGE OF SECURITIES BENEFICIALLY OWNED BY TRUSTEES
The following table sets forth the dollar range of the Company’s equity securities of the Company and other funds in the Fund Complex beneficially owned by each of the Company’s trustees as of March 28, 2024.
Name of Trustee	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities in the Fund Complex(1)(2)(3)
Independent Trustees(4)
Sandra R. Anceleitz	None	None
Ann Torre Bates	Over $100,000	Over $100,000
Steven B. McKeever	None	Over $100,000
Eric B. Siegel	None	Over $100,000
Interested Trustees
R. Kipp deVeer	None	Over $100,000
Mitchell Goldstein	Over $100,000	Over $100,000
Michael L. Smith	None	Over $100,000

(1)
The dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000. The dollar range of the Company’s equity securities beneficially owned is calculated as of March 28, 2024.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)
The “Fund Complex” consists of the Company and Ares Capital Corporation.

(4)
As of March 28, 2024, to the best of the Company’s knowledge, except as listed above, none of the independent trustees, nor any of their immediate family members, had any interest in the Company, the investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with the Company.

CORPORATE GOVERNANCE
Trustee Independence
The Board consists of seven members, four of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act and are “independent,” as determined by the Board. Section 2(a)(19) of the Investment Company Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or its affiliates.
The Board has determined that the following trustees are independent: Sandra R. Anceleitz, Ann Torre Bates, Steven B. McKeever and Eric B. Siegel. Based upon information requested from each such trustee concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent trustees has a material business or professional relationship with the Company or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.
Organization of the Board
The Board has established an audit committee, a nominating and governance committee and a co-investment committee. During 2023, the Board held 9 formal meetings, the audit committee held 5 formal meetings, the nominating and governance committee held 0 formal meetings and the co-investment committee held 23 formal meetings. The Company encourages, but does not require, the trustees to attend the annual meeting of the Company’s shareholders. All trustees then in office attended at least 75% of the aggregate number of meetings of the Board held during the period for which they were a trustee and of the respective committees on which they served during 2023, except Mitchell Goldstein who attended 67% of such meetings.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, the Board approves the appointment of the investment adviser, administrator and officers, reviews and monitors the services and activities performed by the investment adviser, administrator and officers and approves the engagement, and reviews the performance of, the Company’s independent registered public accounting firm.
Under the Company’s bylaws, the Board may designate a chairperson to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to them by the Board. The Board has appointed R. Kipp deVeer to serve in the role of chairperson of the Board. The Company does not have a fixed policy as to whether the chairperson of the Board should be an independent trustee and believes that its flexibility to select its chairperson and reorganize its leadership structure from time to time is in the best interests of the Company and its shareholders.
Presently, R. Kipp deVeer serves as chairperson of the Board. R. Kipp deVeer is an interested trustee because he is an interested director of and the Chief Executive Officer of Ares Capital Corporation (NASDAQ: ARCC), a Partner of Ares Management, an officer of our investment adviser and a member of the Ares Executive Management Committee. The Company believes that R. Kipp deVeer’s depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the Board valuable industry specific knowledge and expertise on these and other matters. Moreover, the Company believes that it is best served through its existing leadership structure with R. Kipp deVeer as chairperson of the Board, R. Kipp deVeer’s relationship with the investment adviser provide an effective bridge between the Board and the investment adviser, thus ensuring an open dialogue between the Board and the investment adviser and that both groups act with a common purpose.
The independent trustees have designated a lead independent trustee whose duties include, among other things, chairing executive sessions of the independent trustees, acting as a liaison between the independent trustees and the chairperson of the Board and between the independent trustees and officers of the Company and the investment adviser, facilitating communication among the independent trustees and the Company’s counsel, reviewing and commenting on Board and committee meeting agendas and calling additional meetings of the independent trustees as appropriate. In September 2022, the Board designated and appointed Eric B. Siegel as the lead independent trustee and Eric B. Siegel has served as lead independent trustee since that time. The Company believes that board leadership structures must be evaluated on a case-by-case basis and that the foregoing board leadership structure is appropriate at this time. In addition, the Company believes that the foregoing governance structure, when combined with the functioning of the independent trustee component of the Board and the Company’s overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of the Company’s business and affairs. However, the Company continually re-examines its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.
Board’s Role in Risk Oversight
The Board performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire Board and are comprised solely of independent trustees, (2) by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s compliance policies and procedures, and (3) by reviewing risk management processes throughout the year and requesting periodic reports from the Company’s investment adviser regarding risk management, including reports on cybersecurity.
As described below in more detail under “Audit Committee” and “Nominating and Governance Committee,” the audit committee and the nominating and governance committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities, each of which is comprised solely of independent trustees. The audit committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Company’s systems of internal controls over financial reporting, audits of the Company’s consolidated financial statements and disclosure controls and procedures, overseeing the investment adviser’s determination of fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company’s major financial risk exposures, including cybersecurity, and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of trustees, identifying, evaluating and nominating trustees to fill vacancies on the Board or to stand for election by the Company’s shareholders, reviewing the Company’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.
The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent trustees periodically, but in no event less than once each year.
The Company believes that the Board’s role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC the Company must comply with certain regulatory requirements and restrictions that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% (or 200% if certain requirements under the Investment Company Act are not met) immediately after each time it incurs indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets” and, subject to certain exceptions, the Company is subject to restrictions on its ability to engage in transactions with Ares and its affiliates. In addition, the Company has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code. As a RIC the Company must, among other things, meet certain source of income and asset diversification requirements.
The Company believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board’s leadership structure because it allows the Company’s independent trustees, through the three fully independent Board committees, a lead independent trustee, executive sessions with each of the Company’s Chief Compliance Officer, the Company’s independent registered public accounting firm and independent valuation providers, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.
The Company believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Audit Committee
The members of the audit committee are Ann Torre Bates, Sandra R. Anceleitz and Eric B. Siegel, each of whom is independent for purposes of the Investment Company Act. Ann Torre Bates currently serves as chairperson of the audit committee. Each of the members of the audit committee meet the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Company’s investment adviser as defined in Section 2(a)(19) of the Investment Company Act.
The role of the audit committee is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving the Company’s independent registered public accounting firm and recommending them to the Board (including a majority of the independent trustees) for approval and submission to its shareholders for ratification, reviewing with its independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by its independent registered public accounting firm, reviewing the independence of its independent registered public accounting firm and reviewing the adequacy of its internal controls and procedures.
Also, the audit committee is responsible for discussing with the Company’s officers and management of the investment adviser the Company’s major financial risk exposures, including cybersecurity, and the steps that the Company has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee’s attention, including each annual renewal of the Company’s investment advisory and management agreement and the Company’s administration agreement.
This description of the audit committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company’s website at https://areswmsresources.com/investment-solutions/asif. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company’s website are intended to be inactive textual references only.
The Board has determined that each of Sandra R. Anceleitz and Ann Torre Bates is an “audit committee financial expert” within the meaning of the rules of the Commission.

Nominating and Governance Committee
The members of the nominating and governance committee are Eric B. Siegel, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. Steven B. McKeever currently serves as chairperson of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of trustees and recommending such policies or any changes in such policies to the Board for approval, (2) identifying individuals qualified to become trustees, (3) evaluating and recommending to the Board nominees to fill vacancies on the Board or a committee thereof or to stand for election by the shareholders of the Company, (4) reviewing the Company’s policies relating to corporate governance and recommending any changes in such policies to the Board, and (5) overseeing the evaluation of the Board (including its leadership structure) and its committees. The nominating and governance committee also receives and reviews updates periodically from representatives of Ares relating to environmental, social and governance (“ESG”) matters relevant to the Company’s business.
Part of the role of the nominating and governance committee is to identify potential nominees based on suggestions from the members of the nominating and governance committee, other members of the Board, the Company’s executive officers, management of the investment adviser and the shareholders of the Company and by other means, and to evaluate such persons as a committee. In addition, from time to time, the Board may determine that it requires a trustee with a particular expertise or qualification and will actively recruit such a candidate.
In considering which persons to nominate as trustees for election by shareholders, the Board and the nominating and governance committee consider the diversity of skills, experiences and perspectives of candidates. The nominating and governance committee has adopted certain policies regarding trustee nominations that provide that the Board shall take into account candidates that represent a range of backgrounds and experience. The nominating and governance committee will review and evaluate each candidate’s character, judgment, skills (including financial literacy), background, experience and other qualifications (without regard to whether a nominee has been recommended by the Company’s shareholders), as well as the overall size and composition of the Board, and recommend to the Board for its approval the slate of trustees to be nominated for election at the annual meeting of shareholders. The Board is committed to a policy of inclusiveness and to pursuing diversity in terms of background and perspective. As such, when evaluating candidates for nomination as new trustees, the nominating and governance committee seeks to consider candidates with diverse backgrounds in terms of knowledge, experience, skills, and other characteristics. To further this objective, the nominating and governance committee seeks to ensure that the initial list of candidates from which new trustee nominees are chosen by the board includes candidates with a broad mix of race, ethnicity, and gender. Further, the nominating and governance committee remains committed to ensuring that any individuals evaluated for future vacancies reflect a broad mix of diverse characteristics. The Board and its nominating and governance committee periodically review board composition and the policies with respect thereto and as part of this review, the nominating and governance committee evaluates the effectiveness of its policies, including the provisions with respect to diversity.
In considering possible candidates for election as a trustee, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to the Company’s officers and management of the investment adviser and the administrator;

•
have sufficient time available to devote to the affairs of the Company;

•
are able to work with the other members of the Board and contribute to the success of the Company;

•
can represent the long-term interests of the Company’s shareholders as a whole; and

•
are selected such that the Board represents a range of backgrounds and experience.

The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.
The nominating and governance committee may consider recommendations for nomination of trustees from the Company’s shareholders. Nominations made by shareholders must be delivered to or mailed (setting forth the information required by the Bylaws) and received at the Company’s principal executive offices not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the mailing of notice for the preceding year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting or later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the 10th day following the day on which public announcement of such meeting date is first made.
In addition to information regarding the nominating shareholder as set forth in the Bylaws, a shareholder’s notice shall set forth as to each individual whom the shareholder proposes to nominate for election or re-election as a trustee:
•
the name, age, business address and residence address of such individual;

•
the class, series and number of any common shares of the Company that are beneficially owned by such individual;

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the date such shares were acquired and the investment intent of such acquisition;

•
whether such shareholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the Investment Company Act, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination; and

•
all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of trustees in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected).

All nominees properly submitted to the Company (or which the nominating and governance committee otherwise elects to consider) will be evaluated and considered by the members of the nominating and governance committee using the same criteria as nominees identified by the nominating and governance committee itself.
This description of the nominating and governance committee’s role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company’s website at https://areswmsresources.com/investment-solutions/asif/. The contents of the Company’s website are not intended to be incorporated by reference into this proxy statement or in any other report or document it files with the Commission, and any references to the Company’s website are intended to be inactive textual references only.
Compensation Committee
The Company does not have a compensation committee because our executive officers do not receive any direct compensation from us. Each of the Company’s executive officers is an employee or affiliate of the Company’s investment adviser or the Company’s administrator, as applicable. The Company reimburses the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of the Company’s officers and their respective staffs. See “Certain Relationships and Related Transactions” below.
Co-Investment Committee
The co-investment committee consists of Eric B. Siegel, Ann Torre Bates, Steven B. McKeever and Sandra R. Anceleitz, each of whom is independent for purposes of the Investment Company Act. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the co-investment exemptive order the Company has received from the Commission.
Communications Between Shareholders and the Board
The Board welcomes communications from the Company’s shareholders. Shareholders may send communications to the Board, or to any particular trustee, to the following address: c/o Ares Strategic Income Fund, 245 Park Avenue, 44th Floor, New York, New York 10167, Attention: Chief Compliance Officer. Shareholders should indicate clearly the trustee or trustees to whom the communication is being sent so that each communication may be forwarded directly to the appropriate trustee(s).
Code of Conduct
The Company has adopted a code of conduct that applies to, among others, its officers, including its Chief Executive Officer and its Chief Financial Officer, as well as the members of the Board. The Company’s code of conduct can be accessed via the Company’s website at https://www.areswms.com/solutions/asif. The Company intends to disclose any amendments to or waivers of required provisions of the code of conduct on the Company’s website. However, the contents of such website are not and should not be deemed to be incorporated by reference herein.
Ares Management’s Responsible Investment, Community Involvement and Human Capital Management
The Company’s investment adviser is a subsidiary of Ares Management, a publicly traded, leading global alternative investment manager. Ares Management is a signatory to the United Nations Principles for Responsible Investment (PRI) and public supporter of the Financial Stability Board Taskforce on Climate-related Financial Disclosures (TCFD). Ares Management has adopted a Responsible Investment Program for the conduct of its business and works collaboratively with its various underwriting, asset management, legal and compliance teams to appropriately integrate relevant ESG considerations into the investment process.
Ares Management strives to be a force for good and a leader in its approach to giving and engagement. Ares Management actively supports local communities and charities through firm-wide sponsorships, board positions, charitable donations and grass roots volunteerism. The Ares Charitable Foundation (the “Ares Foundation”) seeks to help accelerate equality of economic opportunity by supporting nonprofit organizations and initiatives that provide career preparation and reskilling, encourage entrepreneurship and deepen individuals’ understanding of personal finance. Signature initiatives of the Ares Foundation include Climate-Resilient Employees for a Sustainable Tomorrow, a five-year $25.0 million commitment that aims to close the gap between the demand for a skilled workforce for green jobs and the number of people ready for these opportunities in the U.S. and India, and AltFinance, a 10-year $30.0 million commitment to help equip Historically Black College and University students for careers in alternative investment management. Through the Ares In Motion program, Ares Management offers employees a variety of opportunities to support local communities and nonprofit organizations in a meaningful way.
Ares Management has advised the Company that it believes that its people and culture are the most critical strategic drivers of its success as a firm. Ares Management has also advised the Company that it believes creating a welcoming and inclusive work environment with opportunities for growth and development is essential to attracting and retaining a high-performance team, which is in turn necessary to drive differentiated outcomes. Ares Management believes that the unique culture, which centers upon values of collaboration, responsibility, entrepreneurialism, self-awareness and trustworthiness, makes it a preferred place for top talent at all levels to build a long-term career within the alternative asset management industry. Ares Management invests heavily in its human capital efforts, including (i) talent management, (ii) diversity, equity and inclusion, (iii) employee health and wellness, (iv) workplace flexibility and (v) philanthropy. As of December 31, 2023, Ares Management had over 2,850 employees operating across North America, Europe, Asia Pacific and the Middle East.

COMPENSATION DISCUSSION
Our executive officers do not receive any direct compensation from us. We do not currently have any employees and do not currently expect to have any employees. Services necessary for our business are provided by individuals who are employees or other affiliates of the investment adviser or the administrator, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively. Each of our executive officers is an employee or other affiliate of the investment adviser or the administrator. Our day-to-day investment operations are managed by the investment adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by individuals employed by the investment adviser or the administrator. In addition, we reimburse the administrator for its allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including its allocable portion of the cost of certain of our officers and their respective staffs, and the investment adviser for certain expenses under the investment advisory and management agreement. The Company also is party to an expense support and conditional reimbursement agreement with Ares Capital Management pursuant to which, among other things, the investment adviser has agreed to advance all of the Company’s estimated organization and initial offering expenses. See “Certain Relationships and Related Transactions” below.
For the year ended December 31, 2023, in accordance with the investment advisory and management agreement, we accrued, and the investment adviser earned, base management fees and income based fees of $9.7 million and $7.6 million, respectively. Our investment adviser has agreed not to seek recoupment of the base management fee of $2.5 million and the incentive fee of $1.3 million, in each case accrued from the commencement of operations through July 31, 2023. Further, in accordance with GAAP, we had cumulatively accrued $3.2 million of capital gains incentive fees as of December 31, 2023 and there was $56,000 capital gains incentive fees actually payable to the investment adviser as calculated under our investment advisory and management agreement for the year ended December 31, 2023. In addition, during the year ended December 31, 2023, our administrator incurred $3.0 million of allocable expenses that were payable by the Company under the administration agreement. Further, as of December 31, 2023, $2.2 million of administrative and other fees have been supported by the investment adviser pursuant to the expense support and conditional reimbursement agreement.
The Company has entered into indemnification agreements with each of its current trustees and officers and members of the ASIF Investment Committee and intends to enter into indemnification agreements with each of its future trustees and officers and future members of the ASIF Investment Committee. The indemnification agreements attempt to provide these trustees, officers and other persons the maximum indemnification permitted under Delaware law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former trustee or officer or member of the ASIF Investment Committee in any action or proceeding arising out of the performance by such person as a present or former trustee or officer or member of the ASIF Investment Committee.

TRUSTEE COMPENSATION TABLE
The following table shows information regarding the compensation earned or actually received by the Company’s trustees, none of whom is an employee of the Company, for service as a trustee for the fiscal year ended December 31, 2023. No compensation is paid by the Company to interested trustees. No information has been provided with respect to executive officers of the Company who are not trustees since its executive officers do not receive any direct compensation from the Company.
Name	Fees Earned or Paid in Cash(1)	Total
Independent Trustees(2)
Sandra R. Anceleitz	$111,000	$111,000
Ann Torre Bates	$123,000	$123,000
Steven B. McKeever	$112,000	$112,000
Eric B. Siegel	$138,000	$138,000
Interested Trustees
R. Kipp deVeer	—	—
Mitchell Goldstein	—	—
Michael L. Smith	—	—

(1)
For a discussion of the independent trustees’ compensation, see below.

(2)
Each of R. Kipp deVeer, Mitchell Goldstein and Michael L. Smith is compensated by Ares Management and its affiliates in connection with his services as an officer, partner, trustee and/or principal of Ares Management, entities affiliated with Ares Management and of investment funds managed by Ares Management and its affiliates. Such trustee’s compensation arrangement with Ares Management and its affiliates existed prior to his candidacy as a trustee of the Company.

For the fiscal year ended December 31, 2023, the independent trustees received an annual fee of $62,500. They also received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the lead independent trustee received an additional annual fee of $25,000, the chairperson of the audit committee received an additional annual fee of $10,000, and the chairperson of the nominating and governance committee received an additional annual fee of $5,000. In addition, the Company purchased trustees’ and officers’ liability insurance on behalf of its trustees and officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits officers or trustees of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the Chairperson of the Board or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K).
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals.
The Company is party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain trustees and officers of the Company and members of the ASIF Investment Committee may have indirect ownership and pecuniary interests. Certain trustees and officers of the Company and members of the ASIF Investment Committee also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to the Company’s investment objective. In addition, certain of the Company’s officers and trustees and the members of the ASIF Investment Committee serve or may serve as officers, trustees or principals of entities that operate in the same or related line of business as the Company or of investment funds managed by the Company’s affiliates. Accordingly, the Company may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, the investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with the investment adviser’s investment allocation policy.
Pursuant to the terms of the administration agreement between Ares Operations and the Company, Ares Operations, a subsidiary of Ares Management, currently provides the Company with certain administrative and other services necessary to conduct the Company’s day-to-day operations, and the Company reimburses Ares Operations, at cost, for the Company’s allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company’s allocable portion of the compensation, rent and other expenses of certain of its officers (including its chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.
The Company is party to an expense support and conditional reimbursement agreement with Ares Capital Management pursuant to which, among other things, the investment adviser has agreed to advance all of the Company’s estimated organization and initial offering expenses. The Company’s initial offering expenses include, but are not limited to, those incurred in connection with the agreements the Company entered into with several investors beginning in November 2022 and ending on January 30, 2023 pursuant to which such investors committed to purchase the Company’s class I common shares. The investment adviser may also elect to pay certain of the Company’s other expenses on the Company’s behalf (each, an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Company. Any Expense Payment that the investment adviser has committed to pay must be paid by the investment adviser to the Fund in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the us to the investment adviser or its affiliates.
The Company is also party to an intermediary manager agreement with Ares Wealth Management Solutions, LLC (the “intermediary manager”), pursuant to which the intermediary manager serves as the principal distributor for the Company’s offering registered with the Securities and Exchange Commission (the “Offering”). The intermediary manager is an affiliate of the investment adviser. This relationship may create conflicts in connection with the intermediary manager’s due diligence obligations under the federal securities laws. Although the intermediary manager will examine the information for accuracy and completeness, due to its affiliation with the investment adviser, the intermediary manager will not make an independent review of the Company in connection with the distribution of the Company’s common shares in the Offering.
The Company has also entered into a License Agreement with Ares Management LLC, pursuant to which the Company has been granted a non-exclusive, royalty-free license to use the name “Ares.” Under this license agreement, the Company will have a right to use the Ares name for so long as Ares Capital Management remains the investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Ares” name.

PROPOSAL 1: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee and the Board, including a majority of the independent trustees, have selected KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024 and are submitting the selection of KPMG LLP to the shareholders for ratification.
If the shareholders fail to ratify the selection, the audit committee and the Board will reconsider whether or not to continue to retain KPMG LLP. Even if the selection is ratified, the audit committee and the Board may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.
KPMG LLP has advised the Company that neither the firm nor any present member or associate of it has any financial interest, direct or indirect, in the Company or its affiliates.
The Company expects that a representative of KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so chooses and will be available to answer questions.
The Company engaged KPMG LLP to act as its independent registered public accounting firm for 2023.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following are aggregate fees billed to the Company by KPMG LLP during each of the last two fiscal years:
	Fiscal Year Ended December 31
	2023	2022
Audit Fees	$267,000	$170,000
Audit-Related Fees	—	—
Tax Fees	$42,500	—
All Other Fees	—	—
Total Fees	$309,500	$170,000
Audit Fees
Audit fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings.
Audit Related Fees
Audit-related fees are fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” These services include audit, attestation and agreed-upon procedures engagements that are not required by statute or regulation, such as agreed-upon procedures related to financial covenant compliance under revolving debt agreements.
Tax Fees
Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance, customs and duties, mergers and acquisitions and international tax planning.
All Other Fees
All other fees consist of fees for products and services other than the services reported above.
The audit committee, or the chairperson of the audit committee to whom such authority was delegated by the audit committee, must pre-approve all services provided by the independent registered public accounting firm. Any such pre-approval by the chairperson must be presented to the audit committee at its next regular quarterly meeting. The audit committee has also adopted policies and procedures for pre-approving certain non-prohibited work performed by the Company’s independent registered public accounting firm. Specifically, the committee has pre-approved the use of KPMG LLP for specific types of services within the following categories: permitted audit, audit-related, tax and other. In each case, the committee has also set a specific annual limit, which can be updated, on the amount of such services which the Company may obtain from the Company’s independent registered public accounting firm. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.
Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act or the Exchange Act.

REPORT OF THE AUDIT COMMITTEE
The role of the audit committee (the “Audit Committee”) of the board of trustees (the “Board”) of Ares Strategic Income Fund (the “Company”) is to assist the Board in fulfilling its oversight responsibilities by (1) overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. However, it is not the Audit Committee’s duty to plan or conduct the audits or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles or that its internal control over financial reporting is effective. The Company’s management is responsible for the preparation, presentation and integrity of its financial statements, for its accounting and financial reporting principles and for the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
The independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles in the United States of America and for auditing and reporting on the effectiveness of the Company’s internal control over financial reporting.
The Audit Committee has reviewed and discussed the Company’s audited financial statements, along with management’s assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s evaluation of the Company’s internal control over financial reporting, with management and with KPMG LLP, the Company’s independent registered public accounting firm for 2023. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as currently in effect. The Audit Committee has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
The Board has determined that each member of the Audit Committee is independent for purposes of the Investment Company Act of 1940, as amended. The Board has also determined that Sandra R. Anceleitz and Ann Torre Bates are “audit committee financial experts” within the meaning of the rules of the Securities and Exchange Commission.
Based on the review and discussions referred to above, the Audit Committee has recommended to the Board that the audited consolidated financial statements for the year ended December 31, 2023 be included in the Company’s Annual Report on Form 10-K for such year for filing with the Commission. In addition, the Audit Committee has approved, and recommended to the Board that it approve, KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and that the selection of KPMG LLP be submitted to the Company’s shareholders for ratification.
The Audit Committee
Ann Torre Bates (Chairperson)
Sandra R. Anceleitz
Eric B. Siegel
The affirmative vote of shares representing at least a majority of the votes cast at the Annual Meeting is required for ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The persons named in the accompanying proxy intend to vote proxies received by them for this proposal unless a choice “Against” or “Abstain” is specified.
The Board, based on the approval and recommendation of the Audit Committee, recommends voting FOR ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR THE 2025 ANNUAL MEETING
Shareholders may present proper nominations of candidates for trustee or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2025 Annual Meeting of Shareholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and the Charter Documents. The Company expects that the 2025 Annual Meeting of Shareholders will be held in June 2025, but the exact date, time and location, if any, of such meeting have yet to be determined.
Deadlines for Submitting Shareholder Proposals for Inclusion in the Company’s Proxy Statement and Proxy Card
To be considered timely under Rule 14a-8(e) of the Exchange Act for inclusion in the Company’s proxy statement and proxy card for a regularly scheduled annual meeting, a shareholder’s proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary of the date of the mailing of notice for the previous year’s annual meeting. Accordingly, a shareholder’s proposal must be received no later than December 4, 2024, in order to be included in the Company’s proxy statement and proxy card for the 2025 Annual Meeting of Shareholders.
Deadlines for Submitting Notice of Shareholder Proposals for Consideration at the Company’s Annual Meeting
The deadline for submitting notice of a shareholder’s nomination of a candidate for trustee or other proposal for consideration at the 2025 Annual Meeting of Shareholders, under the Company’s current Bylaws, is not earlier than the 150th day prior to the first anniversary of the date of mailing of notice for the preceding year’s annual meeting nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of notice for such annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year’s annual meeting, notice by the shareholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a shareholder’s nomination of a candidate for trustee or other proposal must be received no earlier than November 4, 2024 and no later than 5:00 p.m., Eastern Time, on December 4, 2024 in order to be considered at the 2025 Annual Meeting. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required under Section 11 of Article II of the Bylaws.

FINANCIAL STATEMENTS AVAILABLE
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 containing audited financial statements accompanies this proxy statement. Such financial statements are hereby incorporated herein by reference.
Along with this proxy statement, the Company will provide to each shareholder a copy (without exhibits, unless otherwise requested) of its Annual Report on Form 10-K required to be filed with the Commission for the year ended December 31, 2023. Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov. Other than the financial statements incorporated by reference above, the Annual Report on Form 10-K is not part of the proxy solicitation materials.

HOUSEHOLDING OF PROXY MATERIALS
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year a number of brokers with account holders who are the Company’s shareholders will be “householding” the Company’s proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will promptly deliver a separate copy of these documents to you upon written or oral request to the Company’s Investor Relations Department at Ares Strategic Income Fund, 245 Park Avenue, 44 Floor, New York, New York 10167 or 888-818-5298. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Shareholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on June 26, 2024
The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are available at https://materials.proxyvote.com/04020E.

OTHER MATTERS
The Board is not aware of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of shareholders properly arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such matters.
You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are requested to promptly fill out, sign, date and mail the enclosed proxy card or authorize your proxy by telephone or through the Internet as soon as possible.
As always, the Company encourages you to vote your shares at the Annual Meeting.
By Order of the Board of Trustees,
R. Kipp deVeer
Chairman of the Board of Trustees
New York, New York
April 3, 2024

ARES STRATEGIC INCOME FUNDP.O. BOX 219270KANSAS CITY, MO 64105 SCAN TOVIEW MATERIALS & VOTE AUTHORIZE YOUR PROXY BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ASIF2024You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time the day before the cut-off date or meeting date. Have your proxy card inhand when you call and then follow the instructions.AUTHORIZE YOUR PROXY BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V45423-P10537KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYARES STRATEGIC INCOME FUND The Board of Trustees recommends a vote "FOR" Proposal 1.For Against Abstain 1. To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024.2. To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponementthereof. NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All jointholders must sign. When signing as an attorney, executor, administrator, guardian or corporateofficer, please provide your FULL title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Form 10-K and Privacy Notice are available at https://materials.proxyvote.com/04020E V45424-P10537 PROXY — ARES STRATEGIC INCOME FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ARES STRATEGIC INCOME FUND FOR THE ANNUAL MEETINGOF SHAREHOLDERS TO BE HELD ON JUNE 26, 2024The undersigned hereby appoints R. Kipp deVeer, Mitchell Goldstein, Michael L. Smith, Joshua M. Bloomstein and Naseem Sagati Aghili, or anyone of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to attend the Annual Meeting ofShareholders of Ares Strategic Income Fund (the "Company") to be held virtually on June 26, 2024 at 10:00 AM EDT, and any adjournmentsor postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and anyadjournments or postponements thereof, and otherwise to represent the undersigned at the meeting, and any adjournments or postponementsthereof, with all powers possessed by the undersigned if personally present at the meeting. The undersigned acknowledges receipt from theCompany prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and a Proxy Statement, the terms of which areincorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting, and any adjournments or postponementsthereof.You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/ASIF2024.THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED HEREIN. IF THIS PROXY IS EXECUTED BUTNO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 1. The votesentitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properlycome before the meeting or any adjournment or postponement thereof. At the present time, the board of trustees knows of noother business to be presented at the meeting.Please mark, sign, date and return this proxy in the enclosed envelope. Your vote is important. Please vote immediately. CONTINUED AND TO BE SIGNED ON REVERSE SIDE.